UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2016

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tech Drive, Suite 201 Andover, Massachusetts		01810
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    978-645-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

On April 29, 2016, MKS Instruments, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) to report the completion of its acquisition of Newport Corporation (“Newport”) pursuant to the Agreement and Plan of Merger, dated as of February 22, 2016 (the “Merger Agreement”), by and among the Company, PSI Equipment, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), and Newport, under which Merger Sub was merged with and into Newport, with Newport continuing as the surviving corporation and as a wholly owned subsidiary of the Company.

Pursuant to Item 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 to the Form 8-K amends and supplements Item 9.01 of the Form 8-K to provide the required historical audited financial statements of Newport and the pro forma financial information that were not filed with the Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Newport Corporation and subsidiaries as of January 2, 2016 and January 3, 2015 and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for each of the three years ended January 2, 2016, January 3, 2015 and December 28, 2013 are incorporated herein and in Exhibit 99.1 to this Amendment No. 1 by reference to the audited consolidated financial statements of Newport Corporation contained in Newport Corporation’s Annual Report on Form 10-K for the fiscal year ended January 2, 2016.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of MKS Instruments, Inc. as of and for the year ended December 31, 2015 and Newport Corporation as of and for the year ended January 2, 2016 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of Deloitte & Touche LLP

99.1(1)	Audited consolidated financial statements of Newport Corporation and subsidiaries as of January 2, 2016 and January 3, 2015 and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for each of the three years ended January 2, 2016, January 3, 2015 and December 28, 2013.

99.2	Unaudited pro forma condensed combined financial statements of MKS Instruments, Inc. as of and for the year ended December 31, 2015 and Newport Corporation as of and for the year ended January 2, 2016.

(1)	The audited consolidated financial statements of Newport Corporation and subsidiaries as of January 2, 2016 and January 3, 2015 and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for each of the three years ended January 2, 2016, January 3, 2015 and December 28, 2013 are incorporated by reference from Newport Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2016 (File No. 000-01649).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

Date: July 5, 2016	/s/ Seth H. Bagshaw
Seth H. Bagshaw
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of Deloitte & Touche LLP

99.1(1)	Audited consolidated financial statements of Newport Corporation and subsidiaries as of January 2, 2016 and January 3, 2015 and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for each of the three years ended January 2, 2016, January 3, 2015 and December 28, 2013.

99.2	Unaudited pro forma condensed combined financial statements of MKS Instruments, Inc. as of and for the year ended December 31, 2015 and Newport Corporation as of and for the year ended January 2, 2016.

(1)	The audited consolidated financial statements of Newport Corporation and subsidiaries as of January 2, 2016 and January 3, 2015 and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for each of the three years ended January 2, 2016, January 3, 2015 and December 28, 2013 are incorporated by reference from Newport Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2016 (File No. 000-01649).